UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2009
Voyager Learning Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-07680 (Commission File No.)	36-3580106 (IRS Employer Identification No.)
1800 Valley View Lane, Suite 400, Dallas, TX 75234-8923
(Address of principal executive offices) (Zip Code)
(214) 932-9500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
          On June 20, 2009, Voyager Learning Company (“Voyager”) entered into an Agreement and Plan of Mergers (the “Merger Agreement”) with Cambium-Voyager Holdings, Inc. (formerly known as Cambium Holdings, Inc.) (“Holdco”), Vowel Acquisition Corp., VSS-Cambium Holdings II Corp. (“Cambium”), Consonant Acquisition Corp., and Vowel Representative, LLC, solely in its capacity as stockholders’ representative, pursuant to which, subject to the satisfaction or waiver of the conditions therein, Holdco will acquire all of the common stock of each of Cambium and Voyager through the merger of a wholly owned subsidiary of Holdco, Consonant Acquisition Corp., with and into Cambium (the “Cambium Merger”), and the simultaneous merger of a second wholly owned subsidiary of Holdco, Vowel Acquisition Corp., with and into Voyager (the “Voyager Merger” and, together with the Cambium Merger, the “Mergers”). Holdco will file a registration statement on Form S-4 with the Securities and Exchange Commission to register its shares under the Securities Act of 1933, as amended, which registration statement must be declared effective by the Securities and Exchange Commission prior to the mailing of a proxy statement to Voyager’s stockholders in connection with a special stockholder meeting to be held in order to vote on the Voyager Merger.
          In connection with the completion of the transactions contemplated by the Merger Agreement, Voyager agreed to seek termination of the Registration Rights Agreement dated as of May 10, 1988 by and among Bell & Howell Group, Inc. (a predecessor to Voyager), and each of the Purchasers referred to therein (the “Registration Rights Agreement”), which Registration Rights Agreement was filed as Exhibit 10.1 to Bell & Howell Operating Company’s Registration Statement on Form S-1, as amended, Registration No. 33-63556. On July 21, 2009, Voyager entered into a Waiver and Termination of Registration Rights Agreement (the “Termination Agreement”) with each of Keystone Group, L.P. and The Anne T. and Robert M. Bass Foundation (the “Bass Foundation,” and together with Keystone Group, L.P., the “Holders”), who together hold a majority of the shares of Voyager common stock subject to the Registration Rights Agreement. Pursuant to the terms of the Termination Agreement, effective as of the effective time of the Mergers, the Registration Rights Agreement will terminate and all rights under the Registration Rights Agreement will be waived by the Holders.
          The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Forward-Looking Statements
Some of the statements contained herein constitute forward-looking statements. These statements relate to future events including the transaction, our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements. These risks and other factors you should consider include, but are not limited to, the ability to obtain regulatory approvals necessary to complete the transaction, satisfaction of closing conditions in the merger agreement, approval of the merger agreement by our stockholders, loss of key personnel, success of ongoing product development, maintaining acceptable margins, the ability to control costs, changes in customer demands or industry standards, the ability to successfully attract and retain a broad customer base for our current and future products, K-12 enrollment and demographic trends, the level of educational and education technology funding, the impact of federal, state and local regulatory requirements on our business, the impact on our stock price and trading volume as a result of our common stock being traded over-the-counter, the impact of competition and the risk that our competitors will seek to capitalize on the risks and uncertainties confronting us, including those listed above and the uncertainty of economic conditions in general, financial market performance, and other risks listed under “Risk Factors” in our filings with the Securities and Exchange Commission. In some cases, you can identify forward- looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “projects,” “intends,” “prospects,” “priorities,” or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. We undertake no obligation to update any of these statements.
Additional Information and Where to Find It
          In connection with the proposed Mergers, Holdco will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Voyager that will also constitute a prospectus of Holdco. Voyager will mail the proxy statement/prospectus to each of its stockholders. Holdco and Voyager urge investors and security holders to read the proxy statement/prospectus regarding the proposed Mergers when it becomes available because it will contain important information regarding the Mergers and related transactions. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Voyager’s website (www.voyagercompany.com) under the heading “Investor Relations” and then under the tab “SEC Filings” once they have been filed with the SEC.
          Holdco, Voyager, and Cambium and their respective directors, executive officers and various other members of management and employees may be soliciting proxies from Voyager stockholders in favor of the Merger Agreement. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Voyager stockholders in connection with the proposed mergers will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Voyager’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC on March 6, 2009. You can obtain free copies of this document from Voyager by writing or calling: Voyager Learning Company, General Counsel, 1800 Valley View Lane, Suite 400, Dallas, TX 75234-8923, (214) 932-9500. Additional information regarding the interests of these potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Waiver and Termination of Registration Rights Agreement, dated as of July 21, 2009, by and between Voyager Learning Company and Keystone Group, L.P. and The Anne T. and Robert M. Bass Foundation.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 27, 2009

VOYAGER LEARNING COMPANY
By:	/s/ Todd W. Buchardt
Todd W. Buchardt
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Waiver and Termination of Registration Rights Agreement, dated as of July 21, 2009, by and between Voyager Learning Company and Keystone Group, L.P. and The Anne T. and Robert M. Bass Foundation.